Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
Note 25:	Subsequent events:

1.
On March 4, 2026, the Company’s Board of Directors approved the grant of 287,500 share options and 32,300 restricted share units (RSUs) to officers, directors and employees of the Company. The share options have an exercise price equal to the average market price of the Company’s ordinary shares during the 30 trading days preceding March 4, 2026, and vest over a period ranging from one to four years.

2.
On February 28, 2026, Israel and the United States initiated a coordinated military operation in Iran. In response, Iran launched missiles and unmanned aerial vehicles toward Israel and other countries in the region. On March 1, 2026, hostilities further expanded to Lebanon following rocket fire by Hezbollah toward Israel.

Following the commencement of the operation, Israeli authorities declared a nationwide “essential activity” emergency status, which includes restrictions on educational activities, public gatherings and workplace attendance (other than essential services), as well as an additional mobilization of military reserve forces.

As of the date of approval of these financial statements, the Company is unable to reasonably estimate the potential impact, if any, of these developments on its financial condition, results of operations or cash flows. As of the reporting date and through the date of approval of these financial statements, the Company continues to conduct its commercial and operational activities without material disruption.